UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K/A
                             Amendment No. 4
                                   TO
                             CURRENT REPORT
                 Pursuant to Section 13 OR 15(d) of the
                     Securities Exchange Act of 1934

Date of Report (Date of earliest reported) December 20, 2000
                                           -----------------

                  WHITNEY INFORMATION NETWORK, INC.
                  ---------------------------------
       (Exact name of registrant as specified in its chapter)


    COLORADO               000-27403                84-1475486
    --------               ---------                ----------
 (State or other          (Commission             (IRS Employer
  jurisdiction of          File Number)            Identification
  incorporation)                                   No.)


        4818 Coronado Parkway, Cape Coral, Florida   33940
        --------------------------------------------------
        (Address of principal executive offices)  (Zip code)


Registrants telephone number, including area code (941)542-8999
                                                  ------------


  ______________________________________________________________
  (Former name or former address, if changed since last report)



ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

A.  This Amendment No. 4 to the November 20, 2000 filing of Form
8-K is filed for the purpose of explaining that the timing differences caused the appearance of a disagreement with BDO Seidman, but actually at the time BDO Seidman was terminated, there were no disagreements because the Company agreed with the BDO Seidman position even though BDO Seidman may not have known that at the time they wrote their letter.








WHITNEY INFORMATION NETWORK, INC.



The purpose of this amended filing is to explain the discrepancy between the Forms 8-K's and 8-K/A's filed by the Company re: the dismissal of BDO Seidman, LLP as auditors and the two letters received by BDO Seidman re: the same issue. This amended filing is also in response to the letter from SEC of December 13, 2000.

The matter is explained simply in that at the time that the Company terminated the services of BDO Seidman, LLP there was no dispute with BDO Seidman inasmuch as the Company had already agreed to restate the financial statements.

Please be advised of the chronology of related events:

11/14/00 The Company terminated BDO Seidman, LLP as auditors on November 14, 2000 subsequent to the Whitney Board of Directors meeting on that morning approving both the termination of BDO Seidman and tentatively approving the restating of the financial statements subject to evaluation of the results of the forthcoming discussion to be held with the SEC on November 17, 2000 and a recommendation by management thereafter. BDO's last communication to the Company was that BDO had agreed to prepare the financial statements either way as long as the SEC approved the way that was chosen. The Company agreed with BDO that the financial statements could be prepared either way subject to SEC approval. Therefore, there was no disagreement with BDO at the time they were terminated. The Company did not disagree with BDO over an accounting method, but did disagree with BDO over their fees. The fees dispute is not the subject of this filing.

11/17/00 The Company representatives attended a meeting in Washington, DC with SEC staff re: deferred expenses at which time the SEC stated that the Company should restate the financial statements.

11/20/00    The Company approved and filed Edgar Form
            8-K reporting on the termination of BDO Seidman, LLP without having received any letter from BDO Seidman, LLP. Their letter was received later in the day on November 20, 2000.

11/21/00 Actual date of acceptance of transmission of 11/20 filing as accepted by SEC/Edgar.

11/20/00 The Company received cessation of services letter from BDO Seidman, LLP which was dated November 14, 2000, but not received until the afternoon of November 20, 2000.

11/22/00 The Company filed Edgar Form 8-K/A#1 reporting the BDO Seidman, LLP letter received November 20, 2000.

11/29/00 The Company filed the third Edgar form on the issue, Form 8-K/A#2 with corrections and additions required by the SEC pertaining to the BDO Seidman auditor termination.

12/4/00 The Company's Board of Directors approved management's decision to restate financial statements for change of accounting method.

12/4/00 Company received letter from SEC re: correcting the Forms 8K and 8-K/A to an Item 4 matter instead of an Item 1 matter.

12/4/00 Company received second letter from BDO Seidman, LLP re: termination of services, which letter included for the first time a notice by BDO Seidman of a disagreement over accounting issues.

12/5/00 Company issued a Press Release which had been prepared days earlier announcing the decision to restate financial statements.

12/7/00 Company approved for filing Edgar Form 8-K/A#3 reporting second BDO Seidman letter.

12/7/00 The Company approved for filing Edgar Form 8-K reporting the Press Release.

12/8/00     The Company filed Edgar Form 8-K/A#3 reporting second BDO
            Seidman letter.

12/8/00     The Company filed Edgar Form 8-K reporting Press Release.

12/13/00 The Company received a fax from SEC requesting an additional Form 8-K/A filing to explain the disagreement.

12/20/00 The Company filed Edgar Form 8-K/A#4 explaining that the timing differences caused the appearance of a disagreement with BDO Seidman but actually at the time BDO Seidman was terminated, there were no disagreements.

12/20/00    The Company sent a copy of Amendment #4 to BDO Seidman.

It should be further noted that BDO Seidman was hired by the Company in August, 2000. In September, 2000, BDO sent an SOP 93-7 research paper which was marked preliminary draft agreeing with the position of the Company.

At that time, the Miami partner of BDO Seidman and the audit manager agreed with the position of the Company that the financial statements had been correctly prepared.

If was not until October, 2000 that the Chicago office and national SEC partner of BDO Seidman overruled their Miami audit partners and reversed the position of BDO Seidman on the issue. There was disagreement with the BDO partners over the issue. At that point, there was also a disagreement between the revised and official
BDO position and the Company's position.

However, later, and prior to dismissing BDO Seidman, the Company did agree to accept the SEC position which was also BDO's revised position. The Company has taken the position that all interim disagreements with BDO Seidman had been resolved prior to the dismissal and therefore were not required to be explained in Form 8-K, which requires the disclosure of any disagreements at the time of the dismissal.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.


/s/ Ronald S. Simon
Ronald S. Simon
Secretary/Treasurer, Chief Financial Officer
and a member of the Board of Directors
Date: December 20, 2000































                             BDO Seidman, LLP
                       Accountants and Consultants
                           International Place
                      100 S.E. 2nd Street, Suite 2200
                          Miami, Florida  33131
                Telephone: (305) 381-8000 Fax: (305) 374-1135
                        Voice Mail: (305) 381-7832

December 4, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have been furnished with copies of the response to Item 4 on Form 8-K, Form 8-K Amendment No. 1 and Form 8-K Amendment No. 2 for the event that occurred on November 14, 2000, which were filed on November 21, 2000, November 22, 2000 and November 29, 2000, respectively, by our former client, Whitney Information Network, Inc. (Whitney). We do not disagree with the disclosure made in responses to that item, insofar as it relates to our Firm, except for as follows:

With respect to November 21, 2000 filing of Form 8-K, we believe that Whitney omitted that an accounting disagreement remains unresolved as more fully described below:

1. On October 20, 2000 we orally communicated to Whitney that after a comprehensive review and analysis of the Companys accounting for advertising costs, we disagreed with the Companys accounting practices for advertising costs, and that unless they provided factual support for their method of accounting or corrected their method of accounting for advertising costs for financial statements of all fiscal years and interim periods previously filed with the Commission, we would be unable to perform a review of Whitneys financial statements for the nine months ended September 30, 2000 nor perform an audit for the year ended December 31, 2000.

With respect to the Form 8-K Amendment No. 2, Item 4(D)2, we further disagree with Whitneys statement that there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices as more fully described above. We have insufficient information to agree or disagree with Whitneys statement in the second paragraph of Item 4(D)2 to the Form 8-K Amendment No. 2 regarding any conclusions reached between Larry Legel and any meeting between the Company and the SEC on November 17, 2000.

Very truly yours,

/s/ BDO Seidman, LLP
BDO Seidman, LLP

cc: Ronald S. Simon